Exhibit 99.1

FOR IMMEDIATE RELEASE

PRESS RELEASE

Diana S. Ferguson Appointed to Mattel Board of Directors

Ferguson Will Serve on the Company’s Audit Committee and Assume the Role of Audit Committee Chair on Sept. 1, 2020

EL SEGUNDO, Calif., July 22, 2020 – Mattel, Inc. (NASDAQ: MAT) announced today that Diana S. Ferguson, Chief Financial Officer of Cleveland Avenue LLC, has been appointed to the Company’s Board of Directors effective July 21, 2020. Ferguson will serve on the Audit Committee of the Board and assume the role of Chair of the Audit Committee on Sept. 1, 2020.

“Diana is a highly experienced executive who brings a proven track record of corporate financial management and strategic planning to our Board,” said Ynon Kreiz, Chairman and CEO of Mattel. “We look forward to benefiting from her insights and perspectives as we continue to execute our strategy to transform Mattel into an IP-driven, high-performing toy company to drive growth and value for our shareholders.”

“Mattel is a company with deep societal impact that plays an important role in the lives of children and families around the world. I look forward to working with Ynon and the rest of the Board on the transformation journey that is well under way,” said Ferguson.

Ferguson currently serves as Chief Financial Officer of Cleveland Avenue LLC, a privately held venture capital and consulting firm. She has also served as a principal of Scarlett Investments LLC, a firm that invests in and advises middle-market consumer products companies, which she founded in 2013. Previously, Ferguson was Chief Financial Officer of the Chicago Board of Education, leading a staff of more than 200 professionals and managing all aspects of the organization’s more than $6 billion financial operations.

Prior to joining the Chicago Board of Education, Ferguson was Senior Vice President and Chief Financial Officer of The Folgers Coffee Company, a division of Procter and Gamble, and was Executive Vice President and Chief Financial Officer of Merisant Worldwide. Earlier in her career, she held the roles of Senior Vice President and Chief Financial Officer of Sara Lee Foodservice and Senior Vice President of Strategy & Corporate Development of Sara Lee Corporation, where she played a leadership role in the Company’s portfolio transformation, including the successful spin-off of Hanesbrands Inc., as well as several business divestitures and acquisitions.

Ferguson is a member of the Board of Directors of Frontier Communications, where she serves on the Nominating and Governance Committee and chairs the Compensation Committee. She is also a member of the Boards of Directors of Invacare Corporation, where she serves on the Audit and Nominating and Governance Committees, and Sally Beauty Holdings, where she serves on the Audit Committee and is Vice Chair of the Compensation Committee. From 2008-2016, Ferguson was a member of the Board of Directors of TreeHouse Foods, where she chaired the Audit Committee for three years and served on the Compensation Committee.

Mattel’s current Board members are: Ynon Kreiz; R. Todd Bradley, prior CEO of Mozido, LLC; Adriana Cisneros, CEO of Cisneros Group of Companies; Michael Dolan, prior Chief Executive Officer of Bacardi Limited; Diana Ferguson, Chief Financial Officer of Cleveland Avenue LLC; Soren Laursen, prior CEO of TOP-TOY; Ann Lewnes, Executive Vice President and Chief Marketing Officer of Adobe Systems Incorporated; Roger Lynch, CEO of Condé Nast; Dominic Ng, Chairman and CEO of East West Bancorp, Inc. and East West Bank; and Dr. Judy Olian, President of Quinnipiac University.

About Mattel

Mattel is a leading global toy company and owner of one of the strongest catalogs of children’s and family entertainment franchises in the world. We create innovative products and experiences that inspire, entertain and develop children through play. We engage consumers through our portfolio of iconic brands, including Barbie, Hot Wheels, Fisher-Price, American Girl, Thomas & Friends, UNO, and MEGA, as well as other popular intellectual properties that we own or license in partnership with global entertainment companies. Our offerings include film and television content, gaming, music and live events. We operate in 35 locations and our products are available in more than 150 countries in collaboration with the world’s leading retail and ecommerce companies. Since its founding in 1945, Mattel is proud to be a trusted partner in empowering children to explore the wonder of childhood and reach their full potential.

Forward-Looking Statements

This press release contains a number of forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. The use of words such as “anticipates,” “expects,” “intends,” “plans,” “confident that” and “believes,” among others, generally identify forward-looking statements. These forward-looking statements are based on currently available operating, financial, economic and other information and assumptions, and are subject to a number of significant risks and uncertainties. A variety of factors, many of which are beyond our control, could cause actual future results to differ materially from those projected in the forward-looking statements, and are currently, or in the future could be, amplified by the COVID-19 pandemic. Specific factors that might cause such a difference include, but are not limited to: (i) potential impacts on the COVID-19 pandemic on Mattel’s business operations, financial results, and financial position and on the global economy, including its impact on Mattel’s sales; (ii) Mattel’s ability to design, develop, produce, manufacture, source and ship products on a timely and cost-effective basis, as well as interest in and purchase of those products by retail customers and consumers in quantities and at prices that will be sufficient to profitably recover Mattel’s costs; (iii) downturns in economic conditions affecting Mattel’s markets which can negatively impact retail customers and consumers, and which can result in lower employment levels, lower consumer disposable income and spending, including lower spending on purchases of Mattel’s products; (iv) other factors which can lower discretionary consumer spending, such as higher costs for fuel and food, drops in the value of homes or other consumer assets, and high levels of consumer debt; (v) potential difficulties or delays Mattel may experience in implementing cost savings and efficiency enhancing initiatives; (vi) other economic and public health conditions or regulatory changes in the markets in which Mattel and its customers and suppliers operate, which could create delays or increase Mattel’s costs, such as higher commodity prices, labor costs or transportation costs, or outbreaks of disease; (vii) currency fluctuations, including movements in foreign exchange rates, which can lower Mattel’s net revenues and earnings, and significantly impact Mattel’s costs; (viii) the concentration of Mattel’s customers, potentially increasing the negative impact to Mattel of difficulties experienced by any of Mattel’s customers, or changes in their purchasing or selling patterns; (ix) the future willingness of licensors of entertainment properties for which Mattel currently has licenses or would seek to have licenses in the future to license those products to Mattel; (x) the inventory policies of Mattel’s retail customers, including retailers’ potential decisions to lower their inventories, even if it results in lost sales, as well as the concentration of Mattel’s revenues in the second half of the year, which coupled with reliance by retailers on quick response inventory management techniques increases the risk of underproduction of popular items, overproduction of less popular items and failure to achieve compressed shipping schedules; (xi) the increased costs of developing more sophisticated digital and smart technology products, and the corresponding supply chain and design challenges associated with such products; (xii) work disruptions, which may impact Mattel’s ability to manufacture or deliver product in a timely and cost-effective manner; (xiii) the bankruptcy and liquidation of Mattel’s significant retailers, or the general lack of success of one of Mattel’s significant retailers which could negatively impact Mattel’s revenues or bad debt exposure; (xiv) the impact of competition on revenues, margins and other aspects of Mattel’s business, including the ability to offer products which consumers choose to buy instead of competitive products, the ability to secure, maintain and renew popular licenses and the ability to attract and retain talented employees; (xv) the risk of product recalls or product liability suits and costs associated with product safety regulations; (xvi) changes in laws or regulations in the United States and/or in other major markets, such as China, in which Mattel operates, including, without limitation, with respect to taxes, tariffs, trade policies or product safety, which may increase Mattel’s product costs and other costs of doing business, and reduce Mattel’s earnings; (xvii) failure to realize the planned benefits from any investments or acquisitions made by Mattel; (xviii) the impact of other market conditions, third party actions or approvals and competition which could reduce demand for Mattel’s products or delay or increase the cost of implementation of Mattel’s programs or alter Mattel’s actions and reduce actual results; (xix) changes in financing markets or the inability of Mattel to obtain financing on attractive terms; (xx) the impact of litigation, arbitration, or regulatory decisions or settlement actions; (xxi) uncertainty from the expected discontinuance of LIBOR and transition to any other interest rate benchmark; and (xxii) other risks and uncertainties as may be described in Mattel’s periodic filings with the Securities and Exchange Commission, including the “Risk Factors” section of Mattel’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, as well as in Mattel’s other public statements. Mattel does not update forward-looking statements and expressly disclaims any obligation to do so except as required by law

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Contacts:

News Media

Dena Cook

dena.cook@mattel.com

310-252-4247

Securities Analysts

David Zbojniewicz

david.zbojniewicz@mattel.com

310-252-2703

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